Exhibit 99.1

PRESS RELEASE

TRIQUINT ANNOUNCES FOURTH QUARTER AND FULL YEAR 2008 RESULTS

HILLSBORO, OR (USA) – February 11, 2009 – TriQuint Semiconductor, Inc (NASDAQ: TQNT), a supplier of high performance products for wireless communications, announces its financial results for the quarter and year ended December 31, 2008, including the following highlights:

•	Annual revenue grew 21%; quarterly revenue grew 16% over Q4 2007

•	Annual 3G revenue grew 254%

•	Annual WLAN revenue grew 51%

•	Generated operating cash flow of $33.5 million in the fourth quarter

•	Launched our second generation TRITIUM Module™ family, offering a 30% size reduction and improved performance for multi-band CDMA Phones

•	Announced revolutionary PowerBand™ Technology and new RF transistor family for broadband applications

•	Awarded a $4.5 million contract by the Office of Naval Research

•	Honored by Raytheon’s Space and Airborne Systems division with its top, Four-Star Supplier Excellence Award, and received 2008 Supplier-of-the-Year award from ZTE Corporation.

Commenting on the results for the year and quarter ended December 31, 2008, Ralph Quinsey, President and Chief Executive Officer, stated “In 2008 TriQuint delivered another solid growth year in spite of dramatic economic slowing in Q4. Inventory reductions throughout the supply chain will have a dampening impact on Q1 revenue while strong design-wins and market share gains position us well for Q2 and beyond. We are aggressively managing expenses but low utilization due to existing inventory levels will put pressure on gross margins until Q2 when supply and demand should be better aligned. Our healthy cash balance and absence of debt allow us to stay focused on opportunities. During this challenging business climate TriQuint will deliver innovation and operational efficiency, creating value out of adversity. TriQuint will emerge as a stronger company.”

Summary Financial Results for the Quarter and Year Ended December 31, 2008:

Revenue for the fourth quarter of 2008 was $149.0 million, up 16% from the fourth quarter of 2007 and a decrease of 20% sequentially following a very strong Q3. Revenue for the year ended 2008 was $573.4 million, up 21% from the year ended 2007. Strong growth in 3G handset products combined with revenue from WJ Communications, which we acquired in the second quarter, drove the increase.

Net loss for the fourth quarter of 2008 was $33.8 million, or ($0.23) per share which includes $35.8 million of impairment charges. Net loss for the year ended 2008 was $14.1 million or ($0.10) per share. Non-GAAP net income for the fourth quarter was $6.6 million or $0.05 per diluted share. Non-GAAP financial measures exclude stock based compensation charges, certain impairment charges and certain charges associated with the acquisition of WJ Communications. Please see the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures. Non-GAAP net income for the year ended 2008 was $40.2 million or $0.27 per diluted share compared with $39.5 million or $0.27 per diluted share for the year ended 2007.

Gross margin for the fourth quarter of 2008 was 30.1%, down from 31.4% in the quarter ended September 30, 2008. On a non-GAAP basis, gross margin was 31.5%, down from a non-GAAP gross margin of 33.0% in the prior quarter. Gross margin decreased due to lower utilization in the factories and higher inventory reserves. Gross margin for the year ended 2008 was 32.4%, an increase from gross margin of 31.8% for the year ended 2007.

Operating expenses for the fourth quarter of 2008 were $75.9 million, or 50.9% of revenue. Included in operating expenses for the fourth quarter of 2008 were $33.9 million of charges relating to the impairment of goodwill. Non-GAAP operating expenses for the quarter were $39.9 million or 27.1% of revenue, a decrease of 10% from the prior quarter. Operating expenses for the year ended 2008 were $199.8 million compared with $135.1 million for the year ended 2007. Non-GAAP operating expenses for the year ended 2008 were $156.9 million, an increase of 28% from the year ended 2007. Excluding non-GAAP operating expenses for WJ Communications, the increase was 21%.

Cash, cash equivalents and short-term investments were $86.1 million as of December 31, 2008, an increase of $5.9 million from September 30, 2008. Investments with a maturity between one and two years were $15.9 million. During the quarter, the company paid down the $13.0 million balance on its revolving loan.

Outlook:

The Company estimates that first quarter 2009 revenue will be between $110.0 million and $120.0 million. First quarter net loss is expected to range between ($0.10) and ($0.14) per share and non-GAAP loss is expected to range between ($0.07) and ($0.11) per share. As of today the Company is 90% booked to the midpoint of revenue guidance for the first quarter. The Company is not guiding for full year performance due to the uncertainty caused by the current economy but expects 2009 to be a moderate revenue growth year.

Additional Information Regarding December 31, 2008 Results:

GAAP and non-GAAP financial measures are presented in the tables below. Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Year Ended
	Q4 2008	Q3 2008	Change vs. Q3 2008	Q4 2007	Change vs. Q4 2007	Q4 2008	Q4 2007	Change vs. Q4 2007
Revenue	$149.0	$186.3	-20.0%	$128.5	16.0%	$573.4	$475.8	20.5%

GM	30.1%	31.4%	-1.3%	36.7%	-6.6%	32.4%	31.8%	0.6%

Op Income	$(31.1)	$12.3	-352.8%	$11.8	-363.6%	$(14.1)	$16.2	-187.0%

Net Income	$(33.8)	$11.8	-386.4%	$13.8	-344.9%	$(14.1)	$23.4	-160.3%

Diluted EPS	$(0.23)	$0.08	$(0.31)	$0.10	$(0.33)	$(0.10)	$0.16	$(0.26)

NON-GAAP RESULTS A
	Three Months Ended					Year Ended
	Q4 2008	Q3 2008	Change vs. Q3 2008	Q4 2007	Change vs. Q4 2007	Q4 2008	Q4 2007	Change vs. Q4 2007
GM	31.5%	33.0%	-1.5%	37.6%	-6.1%	33.9%	32.5%	1.6%

Op Income	$7.2	$17.5	-58.9%	$14.1	-48.9%	$38.0	$32.3	17.6%

Net Income	$6.6	$17.1	-61.4%	$16.1	-59.0%	$40.2	$39.5	1.8%

Diluted EPS	$0.05	$0.12	$(0.07)	$0.11	$(0.06)	$0.27	$0.27	$0.00

A	Excludes stock based compensation charges, certain impairment charges and certain charges associated with the acquisition of WJ Communications.

Conference Call:

TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter as well as our future expectations for the Company. To access the conference call, investors may dial (888) 813-6582 domestically or (706) 643-7082 internationally approximately ten minutes prior to the invitation of the teleconference using passcode 80519580. The call can also be heard via webcast accessed through the “Investors” section of TriQuint’s web site: www.triquint.com, or through www.Vcall.com. A replay will be available for 7 days by dialing (706) 645-9291, passcode 80519580.

Non-GAAP Financial Measures:

This press release provides financial measures for net income, diluted earnings per share, gross margin, operating expenses and operating income that exclude equity compensation expense, certain impairment charges and certain charges associated with the acquisition of WJ Communications, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management’s and investors’ ability to evaluate TriQuint’s operating results.

Forward-Looking Statements:

This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the effect of inventory reductions in our industry’s supply chain, and of our design wins, market share gains and market diversity upon our future results, TriQuint’s anticipated net loss and revenues, expected non-GAAP net income and the correlation between bookings and revenues. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint’s performance; demand for TriQuint’s products; ability to develop new products, improve yields, maintain product pricing and reduce costs; ability to win customers, increase our market share and continue to provide expected levels of inventory to customers; inventory levels in our markets and market conditions. Additional considerations and important risk factors are described in TriQuint’s reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the list to be a complete statement of all potential risks and uncertainties.

FACTS ABOUT TRIQUINT

Founded in 1985, we “Connect the Digital World to the Global Network”™ by supplying high-performance RF modules, components and foundry services to the world’s leading communications companies. Specifically, TriQuint supplies products to four out of the top five mobile phone manufacturers, and is a leading gallium arsenide (GaAs) supplier to major defense and space contractors. TriQuint creates standard and custom products using advanced processes that include gallium arsenide, surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies to serve diverse markets including wireless handsets, laptops, GPS/PND, base stations, broadband communications and military. TriQuint is also lead researcher in a multi-year DARPA program to develop advanced gallium nitride (GaN) amplifiers. TriQuint, as named by Strategy Analytics in August 2008, is the number-three worldwide leader in GaAs devices and the world’s largest commercial GaAs foundry. TriQuint has ISO9001 certified manufacturing facilities in Oregon, Texas, and Florida and a production plant in Costa Rica; design centers are located in North America and Germany. Visit TriQuint at www.triquint.com/rf to receive new product information and to register for our newsletters.

Steve Buhaly	Heidi A. Flannery	Media Contact: Brandi Frye
VP of Finance & Administration, CFO	Investor Relations Counsel	Director, Marketing Comms
TriQuint Semiconductor, Inc	Fi. Comm	TriQuint Semiconductor, Inc.
Tel: +1.503.615.9401	Tel: +1.541.322.0230	Tel: +1.503.615.9488
E-mail: sbuhaly@tqs.com	E-Mail: heidi.flannery@ficomm.com	E-mail: bfrye@tqs.com

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31, 2008	September 30, 2008	December 31, 2007
Assets
Current assets:
Cash, cash equivalents and investments	$86,077	$80,214	$203,501
Accounts receivable, net	78,419	113,956	73,185
Inventories	108,068	107,244	67,231
Other current assets	23,399	28,268	15,668

Total current assets	295,963	329,682	359,585
Property, plant and equipment, net	264,250	255,606	204,553
Other, net	58,628	96,558	22,323

Total assets	$618,841	$681,846	$586,461

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit	$—	$13,048	$—
Accounts payable and accrued expenses	56,556	75,531	46,602
Other accrued liabilities	12,775	15,547	9,875

Total current liabilities	69,331	104,126	56,477
Long term income tax liability	10,676	10,537	10,193
Other long-term liabilities	12,294	14,176	4,943

Total liabilities	92,301	128,839	71,613
Stockholders’ equity	526,540	553,007	514,848

Total liabilities and stockholders’ equity	$618,841	$681,846	$586,461

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues	$148,989	$186,347	$128,484	$573,431	$475,776
Cost of goods sold	104,142	127,787	81,305	387,664	324,476

Gross profit	44,847	58,560	47,179	185,767	151,300
Operating expenses:
Research, development and engineering	24,634	25,234	19,461	91,475	65,361
Selling, general and administrative	17,426	21,148	15,922	73,613	61,993
Impairment of goodwill	33,871	—	—	33,871	—
In-process research and development	—	—	—	1,400	7,600
Loss (gain) on disposal of equipment	4	(101)	39	(514)	127

Total operating expenses	75,935	46,281	35,422	199,845	135,081

Operating (loss) income	(31,088)	12,279	11,757	(14,078)	16,219
Other income (expense):
Interest income	478	603	2,336	4,197	9,928
Interest expense	(400)	(134)	(4)	(548)	(1,646)
Foreign currency gain	18	136	70	733	343
(Impairment)/recovery of investment	(1,902)	—	—	(1,797)	—
Other, net	16	19	(4)	54	80

Other (expense) income, net	(1,790)	624	2,398	2,639	8,705

(Loss) income before income tax	(32,878)	12,903	14,155	(11,439)	24,924
Income tax expense	957	1,060	386	2,710	1,530

Net (loss) income	$(33,835)	$11,843	$13,769	$(14,149)	$23,394

Per Share Data
Basic per share net income	$(0.23)	$0.08	$0.10	$(0.10)	$0.17
Diluted per share net income	$(0.23)	$0.08	$0.10	$(0.10)	$0.16
Weighted-average shares outstanding:
Basic	146,298	145,029	141,709	144,518	140,189
Diluted	146,298	148,082	144,701	144,518	142,490

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended			Year Ended
	December 31, 2008	September 30, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	69.9%	68.6%	63.3%	67.6%	68.2%

Gross profit	30.1%	31.4%	36.7%	32.4%	31.8%
Operating expenses:
Research, development and engineering	16.5%	13.5%	15.2%	16.0%	13.8%
Selling, general and administrative	11.7%	11.3%	12.4%	12.8%	13.0%
Impairment of goodwill	22.7%	—	—	5.9%	—
In-process research and development	—	—	—	0.2%	1.6%
Loss (gain) on disposal of equipment	0.0%	-0.1%	0.0%	-0.1%	0.0%

Total operating expenses	50.9%	24.7%	27.6%	34.8%	28.4%

Operating (loss) income	-20.8%	6.7%	9.1%	-2.4%	3.4%
Other income (expense):
Interest income	0.3%	0.3%	1.9%	0.7%	2.1%
Interest expense	-0.2%	-0.1%	0.0%	-0.1%	-0.3%
Foreign currency gain	0.0%	0.1%	0.0%	0.1%	0.0%
Recovery of impairment	-1.3%	—	—	-0.3%	—
Other, net	0.0%	0.0%	0.0%	0.0%	0.0%

Other (expense) income, net	-1.2%	0.3%	1.9%	0.4%	1.8%

(Loss) income before income tax	-22.0%	7.0%	11.0%	-2.0%	5.2%
Income tax expense	0.6%	0.6%	0.3%	0.5%	0.3%

Net (loss) income	-22.6%	6.4%	10.7%	-2.5%	4.9%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended						Year Ended
	December 31, 2008		September 30, 2008		December 31, 2007		December 31, 2008		December 31, 2007
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$44,847	30.1%	$58,560	31.4%	$47,179	36.7%	$185,767	32.4%	$151,300	31.8%
Adjustment for equity compensation charges	1,090	0.7%	1,163	0.6%	1,079	0.8%	4,338	0.7%	3,170	0.7%
Adjustment for charges associated with acquisitions
Amortization of intangible assets	796	0.5%	814	0.4%	—	0.0%	1,882	0.3%	—	0.0%
Increase in value of inventory	287	0.2%	966	0.5%	—	0.0%	2,959	0.5%	—	0.0%

NON-GAAP GROSS PROFIT	$47,020	31.5%	$61,503	33.0%	$48,258	37.5%	$194,946	33.9%	$154,470	32.5%
GAAP OPERATING EXPENSES	$75,935	50.9%	$46,281	24.7%	$35,422	27.6%	$199,845	34.8%	$135,081	28.4%
Adjustment for equity compensation charges	(2,008)	-1.2%	(2,064)	-1.0%	$(1,226)	-1.0%	(7,164)	-1.2%	(5,318)	-1.1%
Adjustment for impairment of goodwill	(33,871)	-22.5%	—	0%	—	0%	(33,871)	-5.9%	—	0%
Adjustment for charges associated with acquisitions
Amortization of intangible assets	(205)	-0.1%	(205)	-0.1%	—	0.0%	(478)	-0.1%	—	0.0%
In-process research and development	—	0.0%	—	0.0%	—	0.0%	(1,400)	-0.2%	(7,600)	-1.6%

NON-GAAP OPERATING EXPENSES	$39,851	27.1%	$44,012	23.6%	$34,196	26.6%	$156,932	27.4%	$122,163	25.7%
GAAP OPERATING (LOSS) INCOME	$(31,088)	-20.8%	$12,279	6.7%	$11,757	9.1%	$(14,078)	-2.4%	$16,219	3.4%
Adjustment for equity compensation charges	3,098	2.1%	3,227	1.7%	2,305	1.8%	11,502	1.9%	8,488	1.8%
Adjustment for impairment of goodwill	33,871	22.6%	—	0%	—	0%	33,871	5.9%	—	0%
Adjustment for charges associated with the purchase of WJ Communications	1,288	0.9%	1,985	1.1%	—	0.0%	6,719	1.3%	7,600	1.6%

NON-GAAP OPERATING INCOME	$7,169	4.8%	$17,491	9.5%	$14,062	10.9%	$38,014	6.7%	$32,307	6.8%
GAAP NET (LOSS) INCOME	$(33,835)	-22.6%	$11,843	6.4%	$13,769	10.7%	$(14,149)	-2.5%	$23,394	4.9%
Adjustment for equity compensation charges	3,098	2.1%	3,227	1.7%	2,305	1.8%	11,502	1.9%	8,488	1.8%
Adjustment for impairment charges	35,773	23.9%	—	0%	—	0%	35,773	6.2%	—	0%
Adjustment for charges associated with the purchase of WJ Communications	1,598	1.1%	1,985	1.1%	—	0.0%	7,029	1.3%	7,600	1.6%

NON-GAAP NET INCOME	$6,634	4.5%	$17,055	9.2%	$16,074	12.5%	$40,155	6.9%	$39,482	8.3%
GAAP DILUTED (LOSS) EARNINGS PER SHARE	$(0.23)		$0.08		$0.10		$(0.10)		$0.16
Adjustment for equity compensation charges	0.03		0.02		0.01		0.08		0.06
Adjustment for impairment charges	0.24		—		—		0.24		—
Adjustment for charges associated with the purchase of WJ Communications	0.01		0.02		—		0.05		0.05

NON-GAAP DILUTED EARNINGS PER SHARE	$0.05		$0.12		$0.11		$0.27		$0.27
GAAP COMMON SHARES ASSUMING DILUTION	146,298		148,082		144,701		144,518		142,490
Adjustment for equity compensation charges	237		20		1,216		2,368		346

COMMON SHARES ASSUMING DILUTION EXCLUDING EQUITY COMPENSATION	146,535		148,102		145,917		146,886		142,836